SanJac Alpha Low Duration ETF
Schedule of Investments
August 31, 2026 (Unaudited)

U.S. TREASURY SECURITIES - 66.2%	Par		Value
United States Treasury Inflation Indexed Bonds
2.38%, 01/15/2027	$ 894,229		$ 893,050
1.63%, 04/15/2030	624,203		613,056
TOTAL U.S. TREASURY SECURITIES (Cost $1,520,741)			1,506,106

EXCHANGE TRADED NOTES - 32.3%	Par		Value
Mortgage REITs - 27.7% (a)
Chimera Investment Corp., 9.25%, 08/15/2029	3,000		75,750
MFA Financial, Inc.
8.88%, 02/15/2029	3,000		75,900
9.00%, 08/15/2029	4,000		101,040
PennyMac Mortgage Investment Trust
9.00%, 02/15/2030	6,000		151,620
9.00%, 06/15/2030	5,900		151,453
TPG Mortgage Investment Trust, Inc., 9.50%, 05/15/2029	3,000		75,870

Utilities - 4.6%
NextEra Energy Capital Holdings, Inc., Series U, 6.50%, 06/01/2085	4,500		104,670
TOTAL EXCHANGE TRADED NOTES (Cost $742,874)			736,303

TOTAL INVESTMENTS - 98.5% (Cost $2,263,615)			2,242,409
Other Assets in Excess of Liabilities - 1.5%		0.01453	33,056
TOTAL NET ASSETS - 100.0%			$ 2,275,465

Par amount is in USD unless otherwise indicated.
Percentages are stated as a percent of net assets.

REIT - Real Estate Investment Trust
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect that industry or sector.

Summary of Fair Value Disclosure as of August 31, 2026 (Unaudited)

SanJac Alpha Low Duration ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.
Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.
The following is a summary of the fair valuation hierarchy of the Fund’s securities as of August 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Securities	$ –	$ 1,506,106	$ –	$ 1,506,106
Exchange Traded Notes	736,303	–	–	736,303
Total Investments	$ 736,303	$ 1,506,106	$ –	$ 2,242,409

Refer to the Schedule of Investments for further disaggregation of investment categories.